UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2015

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

Education Realty Trust, Inc., a Maryland corporation (the “Company”), intends to present an overview of the Company to analysts, stockholders and prospective stockholders (the "NAREIT Investor Presentation") at REITWorld® 2015, NAREIT's Investor Forum, which will be held November 17-18, 2015 in Las Vegas, Nevada. A copy of the NAREIT Investor Presentation that the Company will use is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	November 2015 NAREIT Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: November 16, 2015	By:	_/s/ Edwin B. Brewer, Jr.__________ _________________________________________
Name: Edwin B. Brewer, Jr. Title: Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

Date: November 16, 2015	By: EDUCATION REALTY OP GP, INC., its general partner

By: _/s/ Edwin B. Brewer, Jr._________
Name: Edwin B. Brewer, Jr. Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	November 2015 NAREIT Presentation